EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this registration statement on Form S-3 on our audits of the financial statements of Go2Net, Inc. as of November 9, 1998 for the fiscal year ended September 30, 1998. We also consent to the reference to our firm under the caption "Experts".





                                                    /s/ Ernst & Young LLP

                                                    Ernst & Young LLP





Seattle, Washington
April 12, 1999





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